UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 1-844-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Other Events.

Securities Purchase Agreement

            On October 22, 2014, Anavex Life Sciences Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC, a long time investor of the Company (the “Purchaser”), for an equity investment of $500,000 at $0.25 per share of the Company’s common stock (“Common Stock”). Pursuant to the terms of the Purchase Agreement, the Company agreed to sell, and the Purchaser agreed to purchase, 2,000,000 shares of Common Stock (the “Purchase Shares”). In addition to the Purchase Shares, the Company agreed to issue to the Purchaser two series of warrants representing the right to purchase an aggregate of 4,000,000 shares of Common Stock (the “Warrants” and together with the Purchase Shares, the “Securities”). The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and the Purchaser.

            The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the complete form of agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Capitalized terms referred to in this Form 8-K have the meanings set forth in the Purchase Agreement and Warrants, as applicable.

Terms of the Warrants.

            In addition to the Purchase Shares, the Company issued to the Purchaser “Series A Common Stock Purchase Warrants” to purchase, for a period of five (5) years from the date of issuance, 2,000,000 shares of Common Stock at an initial exercise price of $0.30 per share, subject to adjustment for stock splits, combinations, and reclassification events. The Company also issued to the Purchaser “Series B Common Stock Purchase Warrants” to purchase, for a period of five (5) years from the date of issuance, an additional 2,000,000 shares of common stock at an initial exercise price of $0.42 per share, subject to adjustment for stock splits, combinations, and reclassification events.

            The foregoing summary of the Warrants is qualified in its entirety by reference to the complete form of each Warrant, a copy of which is attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 3.02.      Unregistered Sales of Equity Securities.

            On October 22, 2014, pursuant to the terms of the Purchase Agreement, the Company sold 2,000,000 shares of its Common Stock and Warrants to purchase 4,000,000 shares of Common Stock. The offer and sale of such Securities pursuant to the terms of the Purchase Agreement constituted a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended. The information set forth under Item 1.01 is incorporated herein by reference.

            The Securities offered and sold pursuant to the Purchase Agreement will not be or have not been registered under the Securities Act of 1933, as amended or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated October 22, 2014, by and between the Company and Lincoln Park Capital Fund, LLC	Provided herewith

Exhibit 10.2	Form of Series A Common Stock Purchase Warrant	Provided herewith

Exhibit 10.3	Form of Series B Common Stock Purchase Warrant	Provided herewith

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer
Date: October 23, 2014